UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.                      )

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INFORMATION STATEMENT

July 9, 2013

ING MULTI-MANAGER LARGE CAP CORE PORTFOLIO

Formerly, ING Pioneer Fund Portfolio

(A series of ING Investors Trust)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 366-0066

ING MULTI-MANAGER LARGE CAP CORE PORTFOLIO IS NOT ASKING YOU FOR A PROXY REGARDING THE SUB-ADVISORY AGREEMENTS FOR THE PORTFOLIO AND YOU ARE REQUESTED NOT TO SEND A PROXY WITH RESPECT TO THE SUB-ADVISORY AGREEMENTS DISCUSSED IN THIS INFORMATION STATEMENT.

INTRODUCTION

Why did you send me this booklet?

This booklet includes an information statement (“Information Statement”) for a portfolio in which you have an interest.  This Information Statement is furnished in connection with the approval of new sub-advisory agreements for ING Multi-Manager Large Cap Core Portfolio (the “Portfolio”) (formerly, ING Pioneer Fund Portfolio).  The Portfolio is a separate series of ING Investors Trust  This Information Statement will be provided on or about July 9, 2013 to shareholders of record as of the close of business on April 30, 2013 (the “Record Date”).

Shares of the Portfolio have been purchased by you through your qualified pension or retirement plan (“Qualified Plans”) or, at your direction by your insurance company, through its separate accounts (“Separate Accounts”) to serve as investment options under your variable annuity contract or, if you are a qualified plan participant (“Plan Participant”), through your Qualified Plan.

Shares of the Portfolio are available as investment options in variable annuity contracts and variable life insurance policies issued by an insurance company (“Variable Contracts”) to individuals and to sponsors of group pension and retirement plans.  Shares of the Portfolio are also offered directly to certain Qualified Plans.  Accordingly, the insurance companies and Qualified Plans or their trustees, as the record owners of the Portfolio’s shares are, in most cases, the true “shareholders” of the Portfolio.  For ease of reference throughout this Information Statement, Plan Participants and holders of Variable Contracts will be referred to as “shareholders” of the Portfolio.

How can I obtain more information about the Portfolio?

Should you have any questions about the Portfolio, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180.  A copy of the current prospectus, Statement of Additional Information (“SAI”), annual report, and semi-annual report is available, without charge, on the Internet at http://www.ingfunds.com/literature or by contacting the Portfolio at:

ING Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona  85258-2034

(800) 992-0180

Who are the affiliated service providers to the Portfolio?

Directed Services LLC

Directed Services LLC (“DSL” or the “Adviser”), a Delaware limited liability company, serves as the investment adviser to the Portfolio and has overall responsibility for the management of the Portfolios. DSL provides or oversees all investment advisory and portfolio management services for the Portfolio and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser and with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.

The Adviser is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Information Statement, ING U.S. is a majority-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). On May 1, 2013, this Registration Statement including subsequent amendments became effective and the IPO was priced. The IPO closed on May 7, 2013. ING Groep continues to own a majority of the common stock of ING U.S. ING Groep intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory agreement under which the Adviser provides services to the Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved a new advisory agreement for the Portfolio in connection with the IPO. On April 22, 2013, shareholders of the Portfolio approved a new investment advisory agreement, as well as any future advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreement. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even if it undergoes a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolio, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and affiliated entities loss of access to the resources of ING Groep, which could adversely affect their business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolio and its operations.

DSL’s principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2012, DSL managed approximately $42.1 billion in registered investment company assets. Please see Appendix A for a listing of the names, addresses, and the principal occupations of the principal executive officers of DSL.

For its services under the investment advisory agreement, the Portfolio paid $593,001 in advisory fees to DSL for the fiscal year ended December 31, 2012.

ING Investments Distributor, LLC

ING Investments Distributor, LLC (the “Distributor”), an affiliate of DSL, serves as the principal underwriter to the Portfolio. The Distributor’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. For its services, the Portfolio paid $635,402 to the Distributor for fiscal year ended December 31, 2012.

For the fiscal year ended December 31, 2012, the Portfolio paid no brokerage commissions to an affiliate.

ING MULTI-MANAGER LARGE CAP CORE PORTFOLIO IS NOT ASKING YOU FOR A PROXY REGARDING THE SUB-ADVISORY AGREEMENTS FOR THE PORTFOLIO AND YOU ARE REQUESTED NOT TO SEND A PROXY WITH RESPECT TO THE SUB-ADVISORY AGREEMENTS DISCUSSED IN THIS INFORMATION STATEMENT.

NOTICE OF NEW SUB-ADVISORY AGREEMENTS

What is happening?

On March 7, 2013, the Board of Trustees (the “Board”) of the Portfolio approved a change with respect to the Portfolio’s sub-adviser from Pioneer Investment Management, Inc. (“Pioneer”) to Columbia Management Investment Advisers, LLC (“CMIA”) and The London Company of Virginia, LLC (“TLC,” together, with CMIA, the “Sub-Advisers”) as well as related changes to the Portfolio’s name, investment objective, and principal investment strategies. Effective April 14, 2013, Pioneer was terminated as sub-adviser to the Portfolio. Effective May 1, 2013, CMIA and TLC began managing the Portfolio pursuant to sub-advisory agreements between each Sub-Adviser and DSL (collectively, the “New Sub-Advisory Agreements”). During the period from April 15, 2013 through the close of business on April 30, 2013, the Portfolio was in a transition period. A supplement describing these changes was provided to shareholders on or about March 20, 2013.

The Portfolio and DSL have obtained an exemptive order from the SEC that permits DSL to enter into a sub-advisory agreement with one or more unaffiliated sub-advisers on behalf of a fund that it manages without obtaining shareholder approval of the new agreement subject to certain conditions, including that DSL furnishes an affected fund with certain information about the new sub-advisory agreement or agreements. This Information Statement is intended to comply with that condition.

Who are the current Sub-Advisers?

CMIA and TLC are both sub-advisers to the Portfolio. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. TLC manages approximately 60% of the Portfolio’s assets and CMIA manages approximately 40% of the Portfolio’s assets.

The Adviser may change the allocation of the Portfolio’s assets between the sub-advisers as it determines necessary to pursue the Portfolio’s investment objective. The Adviser will re-evaluate, and rebalance to, the optimal allocation on a regular basis but no less frequently than annually. Subsequent inflows and outflows will be allocated between the two sub-advisers to maintain the desired allocation.

CMIA (formerly, known as RiverSource Investments, LLC), is a registered investment adviser and is a wholly-owned subsidiary of Ameriprise Financial, Inc. Ameriprise Financial, Inc. is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management, and protection needs for more than 110 years. CMIA’s management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to mutual funds, CMIA acts as an investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, exchange-traded funds and financial intermediaries. The principal address of CMIA is 225 Franklin Street, Boston, MA 02110. As of December 31, 2012, CMIA had assets under management of approximately $331.8 billion.

TLC, a SEC registered investment adviser, is located at 1801 Bayberry Court, Suite 301, Richmond, VA 23226. As of December 31, 2012, TLC had approximately $4.6 billion in assets under management.

Who was the former sub-adviser?

The Portfolio was sub-advised by Pioneer until April 14, 2013 pursuant to a sub-advisory agreement dated April 29, 2005 (the “Prior Sub-Advisory Agreement”). Pioneer is an indirect, wholly-owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. The principal address of Pioneer is 60 State Street, Boston, Massachusetts 02109.

How did this change affect the management of the Portfolio?

In connection with the change in sub-adviser, the individuals responsible for the day-to-day management of the Portfolio’s assets also changed. Effective May 1, 2013, the following individual is primarily responsible for the day-to-day management of the Portfolio’s assets allocated to CMIA.

Guy W. Pope, CFA, is a Senior Portfolio Manager of CMIA. From 1993 until he joined CMIA in May 2010, Mr. Pope was associated with Columbia Management Advisors, LLC or its predecessors as an investment professional.

Effective May 1, 2013, the following individuals are primarily responsible for the day-to-day management of ING Multi-Manager Large Cap Core Portfolio’s assets allocated to TLC.

Stephen Goddard, CFA, President, CIO and Lead Portfolio Manager, founded TLC in 1994.  Previously, he held Senior Portfolio Management positions at CFB Advisory and Flippin, Bruce & Porter.  He has over 24 years of investment experience.

Jonathan Moody, CFA, Principal and Portfolio Manager, joined TLC in 2002.  Previously, he founded Primary Research Group.  He has over 20 years of investment experience.

J. Brian Campbell, CFA, Portfolio Manager, joined TLC in 2010.  Previously he spent six years as Portfolio Manager and the Director of Research at Hilliard Lyons Capital Management beginning in 2004.  He has over 10 years of investment experience.

Mark E. DeVaul, CFA, CPA, Portfolio Manager, joined TLC in 2011.  Previously, he spent eight years as an Equity Research Analyst at Nuveen Investments beginning in 2001.  He has over 15 years of investment experience.

Were there changes to the name of the Portfolio, its investment objective, or principal investment strategies?

As described in the supplement to the Portfolio’s prospectus dated March 20, 2013, changes have been made to the name of the Portfolio and its principal investment strategies in connection with the appointment of CMIA and TLC as sub-advisers to the

Portfolio. No changes were made to the Portfolio’s investment objective. Effective May 1, 2013, the Portfolio’s name was changed to ING Multi-Manager Large Cap Core Portfolio.

The following chart compares the prior principal investment strategy to the current principal investment strategy. These changes to the principal investment strategies were effective April 15, 2013.

	Prior Strategies	Current Strategies
Investment Strategies

Under normal market conditions, the Portfolio invests in a broad group of carefully selected securities believed to be reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests predominately in equity securities. For purposes of the Portfolio’s investment policies, equity securities include common stocks, convertible debt, and other equity instruments, such as exchange-traded funds that invest primarily in equity securities, equity interests in real estate investment trust, depositary receipts, warrants, rights, and preferred stocks. The Portfolio may invest up to 20% of its net assets in real estate investment trust.

The Portfolio may also invest up to 20% of its total assets in foreign issuers. The Portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The sub-adviser (“Sub-Adviser”) uses a value approach to select the Portfolio’s investments. Using this investment style, the Portfolio seeks securities believed by the Sub-Adviser to be selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The Sub-Adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. In making that assessment, the Sub-Adviser employs fundamental research as well as an evaluation of the issuer based on its financial statements and operations. The Sub-Adviser also considers a security’s potential to provide a reasonable amount of income.

The Sub-Adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The Sub-Adviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the Sub-Adviser looks for in selecting investments include: favorable expected returns relative to perceived risk; above average potential for earnings and revenue growth; low market valuations relative to earnings forecast, book value, cash flow and sales; and a sustainable competitive advantage, such as a brand name, customer base, proprietary technology, or economies of scale.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Under normal market conditions, the Portfolio invests in at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. For this Portfolio, large-capitalization companies are companies with market capitalizations which fall within the range of companies in the S&P 500® Index (“Index”) at the time of purchase. The market capitalization of companies within the Index will change with market conditions. The market capitalization of companies in the Index as of December 31, 2012 ranged from $1.45 billion to $501 billion.

The Portfolio generally invests in securities of U.S. issuers but may also invest up to 20% of its total assets in securities of foreign issuers. The Portfolio may invest directly in foreign securities or indirectly through depositary receipts.

The Portfolio may invest in derivatives such as futures, forward contracts, options and swap contracts, including credit default swaps. The Portfolio may use derivative instruments for both hedging and non-hedging purposes, including, for example, to produce incremental earnings, to hedge existing positions, to provide a substitute for a position in an underlying asset, to increase or reduce market or credit exposure, or to increase flexibility.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

Columbia Management Investment Advisers, LLC (“CMIA”) and The London Company of Virginia, LLC d/b/a The London Company (“TLC”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide the day-to-day management of the Portfolio. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. The Portfolio’s investment adviser, will determine the amount of Portfolio assets allocated to CMIA and TLC.

Each Sub-Adviser may sell a security when the security’s price reaches a target set by the Sub-Adviser, when the Sub-Adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, when the Sub-Adviser believes that other investments are more attractive, or for other reasons.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3 % of its total assets.

Columbia Management Investment Advisers, LLC

CMIA combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing its portion of the Portfolio. CMIA considers, among other factors:

•      various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book

Prior Strategies	Current Strategies
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3 % of its total assets.

value. The Sub-Adviser believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation;

•      potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors;

•      the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation; and

•      overall economic and market conditions.

The London Company of Virginia, LLC d/b/a The London Company

TLC seeks to invest in securities of well-established, profitable businesses having stable cash flows and/or significantly undervalued assets at significant discounts to their intrinsic values.

Guiding principles of TLC’s investment philosophy include: (1) focus on return on capital, not earnings per share; (2) the value of a company is determined by cash inflows and outflows discounted by the optimal cost of capital, and; (3) optimal diversification is essential to favorable investment results.

TLC employs a differentiated, conservative investment process that focuses on bottom up, fundamental analysis, utilizes a proprietary balance sheet optimization model, and follows a strict sell discipline. TLC primarily looks for the following characteristics: high cash return on tangible capital, consistent free cash flow generation, predictability and financial stability, and conservative valuations. TLC seeks these characteristics by initially screening a broad equity universe using an internally-generated quantitative model, which ranks universe members by pretax operating return on capital, pretax operating earnings and free cash flow yield based on equal weightings of these factors. TLC’s Investment Committee will review and possibly seek potential purchase candidates from this initial screen; however, candidates don’t necessarily have to be sourced from the screen if they generally meet TLC’s investment discipline. The team then exercises further fundamental and qualitative analysis on selected candidates, in addition to estimating intrinsic values by performing an internal balance sheet optimization analysis, as well as adjusting to market other company assets that may provide further downside protection.

The Investment Committee also evaluates the company’s management, incentives, actions, capital allocation decisions and corporate governance structure to ascertain whether or not management’s interests are aligned with shareholders. It then looks at the sources of a company’s competitive advantage as well as what levers management has at its disposal to increase shareholder value. This information is gathered from company conference calls, competitor conference calls, industry contacts, SEC filing review, periodical review, and Wall Street research.

Prior Strategies	Current Strategies

Typically, 30 to 40 companies are evaluated annually through this process and are included on an informal watch list. Securities are ultimately added to the Portfolio when TLC determines that the risk/reward profile of the security has made it attractive enough to warrant purchase. This usually occurs when the valuation becomes more attractive and/or when new information gives the investment team higher conviction in the company’s investment thesis.

The overall result of the process is generally a low-beta portfolio that is diversified optimally with the expectation of better downside protection over a full market cycle.

What are the key risks of investing in the Portfolio after the changes to the principal investment strategies?

In conjunction with the changes made to the principal investment strategies described above, changes were also made to the principal investment risks of the Portfolio. The following chart compares the prior principal investment risks to the current principal investment risks. These changes to the principal investment risks were effective April 15, 2013.

Risks	Prior Risks	Current Risks

Company The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

	✓	✓

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

✓

Credit Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

✓

Currency To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

	✓	✓

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

✓

Foreign Investments Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

	✓	✓

Risks	Prior Risks	Current Risks

Interest Rate With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of the Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

✓

Investment Model The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.		✓

Liquidity If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

	✓	✓

Market Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

	✓	✓

Market Capitalization Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small- capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

✓

Other Investment Companies The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

	✓	✓

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

✓

Securities Lending Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

	✓	✓

What are the terms of the New Sub-Advisory Agreements?

The description of the New Sub-Advisory Agreements that follows is qualified in its entirety by reference to the copy of the form of the New Sub-Advisory Agreements included in Appendix B.  The New Sub-Advisory Agreements are similar to the Prior Sub-Advisory Agreement.

Fees.  DSL and not the Portfolio is responsible for any fees due under the New Sub-Advisory Agreements and was responsible for any fees due under the Prior Sub-Advisory Agreement. The following table compares the fees under each agreement.

	Prior to April 15, 2013	Effective on May 1, 2013
Sub-Advisory Fees (as a percentage of net assets)	Pioneer 0.30% on all assets.	CMIA(1) 0.320% on the first $100 million; 0.280% on the next $150 million; 0.250% on the next $250 million; and 0.220 on assets in excess of $500 million. TLC 0.30% on all assets

(1)         Assets will be aggregated with ING Columbia Contrarian Core Portfolio to calculate the sub-advisory fee.

In connection with the appointment of CMIA and TLC, DSL has agreed to waive a portion of advisory fee equal to 50% of the savings to the Adviser resulting from the implementation of an aggregate blended sub-advisory fee of all sub-advisory fee rates for the Portfolio for the period from May 1, 2013 through May 1, 2014.

Sub-Advisory Services.  The New Sub-Advisory Agreements obligate CMIA and TLC to provide a continuous investment program, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio and may vote, exercise consents and exercise all other rights pertaining to such securities and other assets on behalf of the Portfolio. The Prior Sub-Advisory Agreement provided for the same services.

Limitation of Liability. The New Sub-Advisory Agreements provide that the sub-adviser, any affiliated person of the sub-adviser, and each person, if any, who controls the sub-adviser shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the agreement except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the sub-adviser’s duties, or by reason of reckless disregard of sub-adviser’s obligations and duties. The Prior Sub-Advisory Agreement provides that the sub-adviser, any affiliated person of the sub-adviser, and each person, if any, who controls the sub-adviser shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the agreement except by reason of willful misfeasance, bad faith, or negligence in the performance of the sub-adviser’s duties, or by reason of reckless disregard of sub-adviser’s obligations and duties.

Term and Continuance.  After an initial two-year term, the New Sub-Advisory Agreements continue in effect from year to year so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a “majority” (as defined in the 1940 Act) of the Portfolio’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the New Sub-Advisory Agreements nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Prior Sub-Advisory Agreement contained an identical provision with respect to the term and continuance of the sub-advisory contract.

Termination. The New Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty upon 60 days’ written notice to the applicable Sub-Adviser, by: (1) the Board; (2) vote of a majority of outstanding voting securities of the Portfolio; or (3) the Adviser. A Sub-Adviser may terminate the applicable New Sub-Advisory Agreement at any time, without the payment of any penalty upon three months’ written notice unless the Portfolio or the Adviser requests additional time to find a replacement, in which case the Sub-Adviser shall allow the additional time, not to exceed three additional months beyond the initial three-month notice period. A Sub-Adviser may also terminate the applicable New Sub-Advisory Agreement at any time, without payment of penalty, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services, or in the event the Adviser becomes bankrupt or otherwise incapable of carrying out its obligations, or in the event that a Sub-Adviser does not receive compensation for its services as required by the terms of the applicable New Sub-Advisory Agreements. The Prior Sub-Advisory Agreement provided for the same terms with respect to termination as the New Sub-Advisory Agreements.

The Prior Sub-Advisory Agreement was last approved by shareholders and the Board on April 28, 2005 and November 29, 2012, respectively.

What factors did the Board consider?

At a meeting of the Board of the Portfolio held on March 7, 2013, the Board, including a majority of the Independent Trustees, determined to approve the New Sub-Advisory Agreements with the Sub-Advisers.  In determining whether to approve the New Sub-Advisory Agreements with the Sub-Advisers with respect to the Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Sub-Advisory Agreements should be approved for the Portfolio.

The materials provided to the Board to inform its consideration of whether to approve the New Sub-Advisory Agreement with CMIA included the following: (1) CMIA’s presentation before the Domestic Equity Funds Investment Review Committee at its January 2013 meeting; (2) memoranda and related materials provided to the Board in advance of its March 7, 2013 meeting discussing: (a) the performance of CMIA in managing its contrarian core investment strategy, an investment style that is similar to its proposed management of the Portfolio (with such performance being compared against relevant benchmark indices and Morningstar Category averages), and (b) CMIA’s considerable firm-wide resources, investment philosophy, and the firm’s overall investment process; (3) Fund Analysis and Comparison Tables for the Portfolio that provide information about the performance and projected net expense ratio of the Portfolio as compared with a representative group of variable products mutual funds with similar investment programs to the investment program of the Portfolio as modified in connection with the appointment of CMIA, selected based upon and the performance of the Portfolio’s comparable selected peer group (“Selected Peer Group”); (4) CMIA’s responses to inquiries from K&L Gates, counsel to the Independent Trustees; (5) supporting documentation, including copies of the form of the New Sub-Advisory Agreement with CMIA; and (6) other information relevant to the Board’s evaluation.

The materials provided to the Board to inform its consideration of whether to approve the New Sub-Advisory Agreement with TLC included the following: (1) TLC’s presentation before the Domestic Equity Funds Investment Review Committee at its March 2013 meeting; (2) memoranda and related materials provided to the Board in advance of its March 7, 2013 meeting discussing: (a) the performance of TLC in managing its large cap core investment strategy, an investment style that is similar to its proposed management of the Portfolio (with such performance being compared against relevant benchmark indices and Morningstar Category averages), and (b) TLC’s considerable firm-wide resources, investment philosophy, and the firm’s overall investment process; (3) Fund Analysis and Comparison Tables for the Portfolio that provide information about the performance and projected net expense ratio of the Portfolio as compared with a representative group of variable products mutual funds with similar investment programs to the investment program of the Portfolio as modified in connection with the appointment of TLC, selected based upon and the performance of the Portfolio’s proposed Selected Peer Group; (4) TLC’s responses to inquiries from K&L Gates, counsel to the Independent Trustees; (5) supporting documentation, including copies of the form of the Sub-Advisory Agreement; and (6) other information relevant to the Board’s evaluation.

In reaching its decision to engage the Sub-Advisers the Board, including a majority of the Independent Trustees, considered a number of factors including, but not limited to, the following: (1) DSL’s view with respect to the reputation of the New Sub-Advisers in managing the investment strategies proposed for the Portfolio; (2) the strength and reputation of the Sub-Advisers in the industry; (3) the nature and quality of the services to be provided by the Sub-Advisers under the New Sub-Advisory Agreements; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of the Sub-Advisers and their fit among the stable of managers in the ING Funds complex; (5) the fairness of the compensation under the New Sub-Advisory Agreements in light of the services to be provided by of the Sub-Advisers; (6) the sub-advisory fee rates payable by DSL to the Sub-Advisers; (7) the Sub-Advisers’ operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; and (9) the appropriateness of the selection of the Sub-Advisers in light of the Portfolio’s proposed investment objective and investor base.

In addition, the Trustees took into account the extent to which the change in sub-adviser would result in the implementation of waivers lowering the advisory fees payable by the Portfolio and the Adviser’s view that the management styles of CMIA and TLC would complement each other.

After its deliberation, the Board reached the following conclusions: (1) the New Sub-Advisers should each be appointed to serve as a sub-adviser to the Portfolio under the New Sub-Advisory Agreements; (2) the sub-advisory fee rates payable by DSL to the Sub-Advisers is reasonable in the context of all factors considered by the Board; and (3) the Sub-Advisers maintain appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Portfolio’s Chief Compliance Officer that the Sub-Advisers’ compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws.  Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreements for the Portfolio.  During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

GENERAL INFORMATION ABOUT THE INFORMATION STATEMENT

Can shareholders submit proposals for consideration in a future Proxy Statement?

The Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act.  A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed.  Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

Why did my household only receive one copy of this Information Statement?

Only one copy of this Information Statement may be mailed to each household, even if more than one person in the household is a Portfolio shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders.  If a shareholder needs an additional copy of this Information Statement, please contact Shareholder Services at (800) 992-0180.  If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of an information statement with household members, please inform the Portfolio in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 992-0180.

Who pays for this Information Statement?

The Adviser or an affiliate is paying the expenses in connection with this Information Statement, including the printing, mailing, legal, and out-of-pocket expenses. These expenses are estimated to be $46,000.

How many shares were outstanding as of the Record Date?

As of April 30, 2013, the following shares of beneficial interest of the Portfolio were outstanding:

Class	Shares Outstanding
Class ADV	107,610.29
Class I	2,538,333.42
Class S	4,507,598.03
Total	7,153,541.74

Appendix C lists the persons that, as of April 30, 2013, owned beneficially or of record 5% or more of the outstanding shares of any class of the Portfolio. To the best of the Portfolio’s knowledge, as of April 30, 2013, no Independent Trustee owned 1% or more of the outstanding shares of any class of the Portfolio. As of April 30, 2013, none of the Independent Trustees or their immediate family members owned any shares of the Adviser or principal underwriter or of any entity controlling, controlled by, or under common control with the Adviser or principal underwriter of the Portfolio (not including registered investment companies).

APPENDIX A: PRINCIPAL EXECUTIVE OFFICERS

EXECUTIVE OFFICERS OF DIRECTED SERVICES LLC

1475 Dunwoody Drive
West Chester, PA 19380

Name and Title

Chad J. Tope — President

Richard Gelfand — Chief Financial Officer

Shaun P. Mathews — Executive Vice President

Michael J. Roland — Senior Vice President and Investment Advisor, Chief Compliance Officer

Carol Stern — Broker Dealer Chief Compliance Officer

David Pendergrass — Vice President, Treasurer

APPENDIX B: FORM OF SUB-ADVISORY AGREEMENT

Columbia Management Investment Advisers, LLC

This AGREEMENT is made as of this             day of             ,           , among ING Investors Trust (the “Trust”), a Massachusetts business trust, Directed Services LLC (the “Manager”), a Delaware limited liability company, and Columbia Management Investment Advisers, LLC (the “Sub-Adviser”), a limited liability company organized under the laws of the State of Minnesota (the “Agreement”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company; and

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Management Agreement, dated                         ,            (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory, management, and administrative services with respect to the Trust’s series; and

WHEREAS, the Trust wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.

NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the sub-adviser to the series of the Trust designated on Schedule A of this Agreement (each a “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.  To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Trust designates one or more series other than the Series with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall promptly notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall so notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Portfolio Management Duties and Authority.

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Sub-Adviser is hereby authorized to execute and perform such services on behalf of each Series.  From time to time, at the request of the Manager, the Sub-Adviser will cooperate with and assist a transition manager, hired by the Manager, when the Series’ portfolio is part of a larger transition of assets, provided that the Sub-Adviser will continue to have full discretion with respect to the Series investment portfolio.  To the extent permitted by the investment policies of the Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters.  At the request of the Manager, the Sub-Adviser will participate in standing instructions giving the Trust’s custodian authority to administer daily foreign currency exchange transactions for settlement of pending securities transactions.

The Sub-Adviser will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as from time to time amended (the “Registration Statement”), copies of which shall be sent to the Sub-Adviser by the Manager upon filing with the SEC.  The Sub-Adviser is authorized to exercise tender offers and exchange offers on behalf of the Series, each as the Sub-Adviser determines is in the best interest of the Series.  The Sub-Adviser and Manager further agree as follows:

(a)         The Sub-Adviser will (1) manage each Series so that no action or omission on the part of the Sub-Adviser will cause a Series to fail to meet the requirements to qualify as a regulated investment company specified in Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) (other than the requirements for the Trust to register under the 1940 Act and to file with its tax return an election to be a regulated investment company and satisfy the distribution requirements under Section 852 (a) of the Code, all of which shall not be the responsibility of the Sub-Adviser), (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder, and (3) use reasonable efforts to manage the Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies.  The Manager will notify the Sub-Adviser promptly if the Manager believes that a Series is in violation of any requirement specified in the first sentence of this paragraph.

(b)         On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Sub-Adviser or any of its affiliates, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust and to such other clients, provided, however that the Manager and the Board shall have the right to review and request changes to the Sub-Adviser’s manner of allocation, provided further that any requested changes to such manner of allocation shall be implemented on a prospective basis only.

(c)          In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the timely transmission, as determined by the portfolio accounting agent to enable the agent to accurately calculate the Series’ daily net asset value, to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(d)         The Sub-Adviser will assist the administrator for the Trust in reviewing, determining or confirming (including, if necessary, obtaining broker-quoted prices), consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Series for which the administrator seeks assistance from or identifies for review by the Sub-Adviser.

(e)          The Sub-Adviser will make best efforts to provide the Manager, following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior period and the fiscal year to date.

(f)           The Sub-Adviser will complete and deliver to the Sub-Adviser a written compliance checklist, a certified compliance acknowledgement report and the group of reports listed below in a form provided by the Manager for each quarter:

(i)             Report on Brokerage Commissions and Soft Dollar Usage.

(ii)          Trade Compliance reporting pertaining to Rules 17a-7, 17e-1, 10f-3 under the 1940 Act; provided that for purposes of this section, the Sub-Adviser shall effect compliance only in relation to its own affiliates and to affiliated persons identified to it by the Manager.

(iii)       Report on Illiquid and Restricted Securities held in each portfolio.

(iv)      Reports required on Issuers Credit Ratings applicable to Rule 2a-7 under the 1940 Act.

(g)          The Sub-Adviser will complete and deliver to the Manager each month a written report on each Series of the Trust that contains the following information as of the immediately previous month’s end.

(i)             A performance comparison to the Series benchmark listed in the Registration Statement as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

(ii)          Composition of the assets of each Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

(iii)       Confirmation of the Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.

(h)         The Sub-Adviser will assist the Manager and the Series in negotiating with Morningstar clarification of any style box conflicts with the Series’ style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

(i)             The Sub-Adviser will make available to the Trust and the Manager, promptly upon reasonable request, all of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(j)            The Sub-Adviser will provide reports to the Trust’s Board for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Trust’s Board with respect to the Series such periodic and special reports as the Board and the Manager may reasonably request.

(k)         In rendering the services required under this Agreement, the Sub-Adviser may, from time to time, employ, delegate or associate with itself such affiliated or unaffiliated person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement.  The Sub-Adviser may not retain, employ or associate itself with any company that would be an “investment adviser,” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust’s Board and a majority who are not parties to any agreement or contract with such company and who are not “interested persons,” as defined in the 1940 Act, of the Trust, the Manager, or the Sub-Adviser, or any such company, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act.  The Sub-Adviser shall be responsible for making reasonable inquiries and for reasonably ensuring that no associated person of the Sub-Adviser, or of any company that the Sub-Adviser has retained, employed, or with which it has associated with respect to the investment management of the Series, to the best of the Sub-Adviser’s knowledge, had in any material connection with the handling of assets:

(i)             been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)          been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

(iii)       been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

(l)             In using spot and forward foreign exchange contracts for the Series as an investment the parties represent the following:

(i)             That the Manager is properly and lawfully established with full power and authority to enter into spot and forward foreign exchange contracts, to perform its obligations under such foreign exchange contracts and to procure the Sub-Adviser to enter into such foreign exchange contracts on its behalf.

(ii)          That the Manager may not, except for purposes of redemptions, expenses, and other costs of doing business, encumber funds which the Sub-Adviser has under the Sub-Adviser’s management or which benefit from the Sub-Adviser’s investment advice.  If the Manager requires funds for any redemptions, expenses, and other costs of doing business, the Sub-Adviser will make funds available in a reasonably timely manner for the Manager to meet such obligations.  The Manager reserves the right to segregate assets upon notice to the Sub-Adviser and provide different arrangements for investment management with respect to those assets.

(iii)       That the Sub-Adviser has been granted full power and authority to enter into foreign exchange contracts as agent on the Manager’s behalf and to give instructions for settlement for the same.

(iv)      That the Sub-Adviser has full authority to instruct Trust’s custodian in conformity with its mandate.

(v)         That in the event of the termination of this Agreement, the Sub-Adviser, if legally and operationally possible, may offer the Series’ counterparty the option to leave open any existing foreign exchange contracts or to close them out at prevailing market rates.

(m)     The Sub-Adviser will have no duty to vote any annual or special meeting proxy solicited by or with respect to the issuers of equity securities in which assets of the Series are invested.  The Sub-Adviser will immediately forward any such proxy to the Manager or to any agent of the Manager designated by the Manager in writing.  The  Sub-Adviser retains responsibility to vote or abstain from voting all solicitations with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization, unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Manager will promptly forward to the Sub-Adviser any paper or electronic ballots the Manager receives with respect to voting non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any non-routine proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  However, the Manager acknowledges that the Sub-Adviser will make such recommendations without regard to any proxy voting policies or guidelines adopted by the Series’ Board and that the Sub-Adviser shall not be responsible for resolving any conflict between its recommendation and such guidelines.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(n)         The Sub-Adviser shall have no power, authority, responsibility, or obligation hereunder to take any action with regard to any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Series, including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”), or to investigate, initiate, supervise, or monitor the Litigation involving Portfolio assets, and the Manager acknowledges and agrees that no such power, authority, responsibility or obligation is delegated hereunder.  Nevertheless, the Sub-Adviser agrees that it shall provide the Manager with documentation or information relating to the Litigation as may reasonably be requested by the Manager.

3.  Broker-Dealer Selection.  The Sub-Adviser is hereby authorized to place orders for the purchase and sale of securities and other investments for each Series’ portfolio, with or through such persons, brokers or dealers and to negotiate commissions to be paid on such transactions and to supervise the execution thereof.  The Sub-Adviser’s primary consideration in effecting any such transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.

Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser may effect a transaction on behalf of the Series with a broker-dealer who provides brokerage and research services to the Sub-Adviser notwithstanding the fact that the commissions payable with respect to any such transaction may be greater than the amount of any commission another broker-dealer might have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion.

The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series may be directed to broker-dealers that participate in commission recapture programs benefiting the Series, provided that neither the Sub-Adviser nor the Manager will direct brokerage in recognition of the sale of Series shares.  To the extent consistent with this Agreement, the Sub-Adviser is further authorized to allocate orders placed by it on behalf of the Series to the Sub-Adviser as agent if it is registered as a broker-dealer with the SEC, to any of its affiliated broker-dealers as agents, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation monthly to the Board indicating the broker-dealers to which such allocations have been made and the basis therefor.

In accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser may engage its affiliates, the Manager and its affiliates, or any other sub-adviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect Series transactions in securities and other investments for a Series.  The Sub-Adviser will communicate to the Manager such information relating to Series transactions as they may reasonably request.

4.  Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about or information relating, directly or indirectly, to the Sub-Adviser, to the Sub-Adviser’s knowledge, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Sub-Adviser is required to be registered and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV and any amendment is filed with the SEC, and a copy of its written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, together with evidence of its adoption.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with the portfolio management duties specified in this Agreement, including, but not limited to, reimbursement of losses due to trade errors or compliance breaches directly resulting from the Sub-Adviser’s acts or the acts of its agents.  In addition, if the Trust is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Trust and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.  The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations including, but not limited to:

(a)  Expenses of all audits by the Trust’s independent public accountants;

(b)  Expenses of the Series’ transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

(c)  Expenses of the Series’ custodial services including recordkeeping services provided by the custodian;

(d)  Expenses of obtaining quotations for calculating the value of each Series’ net assets;

(e)  Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for each Series;

(f)  Expenses of maintaining the Trust’s tax records;

(g)  Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Sub-Adviser or an affiliate of the Sub-Adviser;

(h)  Taxes levied against the Trust;

(i)  Brokerage fees and commissions, transfer fees, registration fees, taxes and similar liabilities and costs properly payable or incurred in connection with placing orders for the purchase and sale of portfolio securities and other investment instruments for the Series;

(j)  Costs, including the interest expense, of borrowing money;

(k)  Costs and/or fees incident to meetings of the Trust’s shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence, and the regulation of shares with federal and state securities or insurance authorities;

(l)  The Trust’s legal fees, including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;

(m)  Directors’ fees and expenses to directors who are not officers, employees, or stockholders of the Sub-Adviser or any affiliate thereof;

(n)  The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(o)  Association membership dues;

(p)  Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Sub-Adviser is responsible for such expenses under Section 13 of this Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto;

(q)         Organizational and offering expenses; and

(r)            Any other expense that the Trust, the Manager or any other agent of the Trust may incur (i) as a result of a change in the law or regulations applicable to the Trust; (ii) as a result of a mandate from the Board with associated costs of a character generally assumed by similarly structured investment companies; or (iii) that is similar to the expenses listed above, and that is approved by the Board (including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act)) as being an appropriate expense of the Trust.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser a fee, payable as described in Schedule A.

The fee will be prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager.

7.  Seed Money.  The Manager agrees that the Sub-Adviser shall not be responsible for providing money for the initial capitalization of the Series.

8.  Compliance.

(a)  The Sub-Adviser and the Manager acknowledge that the Sub-Adviser is not the compliance agent for any Series or for the Trust, and does not have access to all of each Series’ books and records necessary to perform certain compliance testing.  To the extent that the Sub-Adviser has agreed to perform the services specified in Section 2 in accordance with the Trust’s Registration Statement, the Trust’s Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust’s Prospectus and any policies adopted by the Trust’s Board applicable to the Series (collectively, the “Charter Requirements”), and in accordance with applicable law (including Subchapters M and L of the Code, the 1940 Act and the Advisers Act (“Applicable Law”)), the Sub-Adviser shall perform such services based upon its books and records with respect to each Series, which comprise a portion of each Series’ books and records, and upon information and written instructions received from the Trust, the Manager or the Trust’s administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Trust, the Manager, or the Trust’s administrator.  The Manager shall promptly provide the Sub-Adviser with copies of the Trust’s Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust’s currently effective Registration Statement and any written policies and procedures adopted by the Trust’s Board applicable to the Series and any amendments or revisions thereto.  The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC or other governmental authority has censured the Sub-Adviser; placed material limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings (i.e., routine SEC exams and exams for cause) or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder.  The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement as then in effect, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.

(b)  The Manager agrees that it shall immediately notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder.

9.  Books and Records.  The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Trust, except (i) as provided herein, (ii) as may be reasonably necessary for the Sub-Adviser to supply to the Manager, the Trust or the Board the information required to be supplied under this Agreement, or (iii) as may be required by the provisions of Rule 31a-1 under the 1940 Act applicable to the services provided by the Sub-Adviser under this Agreement.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s reasonable request, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in such rules.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.

Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Trust.

11.  Representations Respecting Sub-Adviser.

(a)  During the term of this Agreement, the Manager agrees to furnish to the Sub-Adviser at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or any Series or to the public that refer or relate in any way to the Sub-Adviser or any of its affiliates (other than the Manager), or that use any derivative of the name “Columbia Management Investment Advisers, LLC” or any derivative thereof or logos associated therewith, including, but not limited to “Columbia” or “Columbia Management”.  The Manager agrees that it will not use any such material without the prior consent of the Sub-Adviser, which consent shall not be unreasonably withheld.  In the event of the termination of this Agreement, the Trust and the Manager will furnish to the Sub-Adviser copies of any of the above-mentioned materials that refer or relate in any way to the Sub-Adviser;

(b)  The Trust and the Manager will furnish to the Sub-Adviser such information relating to either of them or the business affairs of the Trust as the Sub-Adviser shall from time to time reasonably request in order to discharge its obligations hereunder;

(c)  The Manager agrees that neither the Manager nor affiliated persons of the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

12.  Services Not Exclusive.  The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

13.  Prohibited Conduct.  The Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

14.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”), controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder; and (2) shall not be liable for any error of judgment, mistake of law, any diminution in value of the investment portfolio of the Series, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance by the Sub-Adviser of its duties, or by reason of reckless disregard by the Sub-Adviser of its obligations and duties under this Agreement.

15.  Indemnification.

(a)  Notwithstanding Section 14 of this Agreement, the Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser (other than the Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which (1) may be based upon the willful misconduct, malfeasance, bad faith or negligence by the Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Manager, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)  Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Trust, the Manager, any affiliated person of the Manager (other than the Sub-Adviser), and each person, if any, who, is a controlling person of the Manager (the Trust and all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which an Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the willful misconduct, malfeasance, bad faith or negligence by the Sub-Adviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser, including but not limited to its responsibilities under Section 2, Paragraph (a) of this Agreement, or (2) any breach of any representations or warranties contained in Section 4; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)  The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought  except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person.

(d)  The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against an Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Adviser Indemnified

Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person.

(e)  The Manager shall not be liable under this Section 15 to indemnify and hold harmless the Sub-Adviser and the Sub-Adviser shall not be liable under this Section 15 to indemnify and hold harmless the Manager with respect to any losses, claims, damages, liabilities, or litigation that first become known to the party seeking indemnification during any period that the Sub-Adviser is, within the meaning of Section 15 of the 1933 Act, a controlling person of the Manager.

16.  Duration and Termination.  With respect to each Series identified as a Portfolio on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Portfolio, this Agreement shall continue in full force and effect through                               .  Thereafter, unless earlier terminated with respect to a Portfolio, the Agreement shall continue in full force and effect with respect to each such Portfolio for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Portfolio (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Portfolio that was added to Schedule A hereto as a Portfolio after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Portfolio as a Portfolio under the Agreement or (ii) the date upon which the shares of the Portfolio are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Portfolio, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Portfolio, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Portfolio.  Thereafter, unless earlier terminated with respect to a Portfolio, the Agreement shall continue in full force and effect with respect to each such Portfolio for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Portfolio (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

The Sub-Adviser shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder:  (a) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser at any time without penalty, upon three (3) months’ written notice to the Manager and the Trust, unless the Manager or the Trust requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or the Manager not to exceed three (3) months beyond the initial three-month notice period; provided however, that the Sub-Adviser may terminate this Agreement at any time without penalty effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement.  In addition, this Agreement shall terminate with respect to a Series in the event that it is not approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be considered by shareholders of the Series.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such records by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(e), 9, 10, 11, 14, 15, and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 16.

17.  Notices.  Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

ING Investors Trust

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ  85258

Attention:  Huey P. Falgout, Jr.

If to the Sub-Adviser:

Columbia Management Investment Advisers, LLC

225 Franklin Street

Routing BX28/09516

Boston, MA  02110

Attention:  Sarah Ruback

If to the Manager:

Directed Services LLC

1475 Dunwoody Drive

West Chester, PA  19380

Attention:  Chief Counsel

18.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law; and (ii) the holders of a majority of the outstanding voting securities of the Series.

Notwithstanding the foregoing, this Agreement may be amended without the approval of a majority of the Series’ outstanding voting securities if the amendment relates solely to a change that is permitted or not prohibited under federal law, rule, regulation, SEC Order or SEC staff interpretation thereof to be made without shareholder approval.

19.  Use of Names.

(a)  It is understood that the name “Directed Services LLC” or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Sub-Adviser has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series.  Upon termination of the Management Agreement between the Trust and the Manager, the Trust or the Manager shall notify the Sub-Adviser of the termination of the Management Agreement and the Sub-Adviser shall as soon as is reasonably possible cease to use such name (or derivative or logo).

(b)  It is understood that the name “Columbia Management Investment Advisers, LLC” or “Columbia Management,” or logos associated with those names (the “Licensed Marks”) are the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Series have the right to use such names (or derivatives or logos) in offering materials of the Trust with the approval of the Sub-Adviser and for so long as the Sub-Adviser is a sub-adviser to the Trust and/or the Series; provided, however, that the Sub-Adviser shall be able to inspect any proposed use, so long as the Sub-Adviser gives the Manager and/or the Trust reasonable notice of the Sub-Adviser’s intent to inspect.  The Trust and/or the Series shall at all times comply with the Sub-Adviser’s trademark usage guidelines, provided on even date herewith, and all related specifications provided by the Sub-Adviser for the Licensed Marks.  Such specifications and guidelines shall govern the use of the Licensed Marks.  Without limiting the generality of the foregoing, upon termination of this Agreement between the Manager and the Sub-Adviser, the Trust shall within three months of the receipt of the Sub-Adviser’s request so as to cease to use such names (or derivatives or logos), including within the name of any Series.

20.  Miscellaneous.

(a)  This Agreement shall be governed by the laws of the state of Delaware, without giving effect to the provisions, policies or principals thereof relating to choice or conflict of laws, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act, subject, however, to such interpretations of the staff of the SEC.

(b)  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c)  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(d)  Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Manager, or constituting the Manager as an agent of the Sub-Adviser.

(e)  The Manager and the Sub-Adviser each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

(f)           The Manager and the Sub-Adviser acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the “Patriot Act”).  Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act.  If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of the Series upon request when a party is required by a law, court order, of by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

(g)          In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Manager in any way or otherwise deemed to be an agency of the Trust or the Manager.

(h)  This Agreement may be executed in counterparts.

The London Company of Virginia, LLC

This AGREEMENT is made as of this            day of                        ,           , among ING Investors Trust (the “Trust”), a Massachusetts business trust, Directed Services LLC (the “Manager”), a Delaware limited liability company, and The London Company of Virginia, LLC (the “Sub-Adviser”), a Delaware limited liability company (the “Agreement”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Management Agreement, dated                                (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Trust set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.  To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)         The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Trust filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  In carrying out its duties under the Sub-Advisory Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)             The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.

(ii)          The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the  Sub-Adviser retains responsibility to vote or abstain from voting all solicitations with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization,  unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)       In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(iv)      The Sub-Adviser will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)         The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)      The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)         The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on each Series of the Trust that contains the following information as of the immediately previous month’s end.

(i)             A performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

(ii)          Composition of the assets of each Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

(iii)       Confirmation of each Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.

(c)          The Sub-Adviser will make available to the Trust and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(d)         The Sub-Adviser will provide reports to the Trust’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.  Subject to such policies as the Trust’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Trust’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part 2 at the time the Form ADV is filed with the SEC, or promptly thereafter.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations.  In addition, if the Trust is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Trust and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Trust fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Trust any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Trust.

7.  Marketing Materials.

(a)         During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)         During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.  Compliance.

(a)         The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)         The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust (i) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)          The Manager agrees that it shall promptly notify the Sub-Adviser (i) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.  Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Trust.

11.  Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

12.  Prohibited Conduct.  The Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

13.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

14.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (a) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder, and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

16.  Indemnification.

(a)         The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)         Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)          The Manager shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)         The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

17.  Duration and Termination.

(a)         With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series, this Agreement shall continue in full force and effect through                              .

Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Trust, (ii) at any time without payment of any penalty by the Trust, by the Trust’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (iii) by the Sub-Adviser upon three (3) months’ written notice unless the Trust or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 13, 14, 15 and 16 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.

(b)         Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

ING Investors Trust

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ  85258

Attention:  Huey P. Falgout, Jr.

If to the Sub-Adviser:

The London Company of Virginia, LLC

1801 Bayberry Court

Suite 301

Richmond, VA  23226

Attention:  Timothy C. McCoy, Jr.

If to the Manager:

Directed Services LLC

1475 Dunwoody Drive

West Chester, PA  19380

Attention:  Chief Counsel

18.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

19.  Miscellaneous.

(a)         This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)         The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)          The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)         To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)          If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)           Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)          This Agreement may be executed in counterparts.

APPENDIX C: BENEFICIAL OWNERSHIP AS OF THE RECORD DATE

The following table provides information about the persons or entities who, to the knowledge of the Portfolio, owned beneficially or of record 5% or more of any class of the Portfolio’s outstanding shares as of April 30, 2013.

Name and Address of Shareholder	Percent of Class and Type of Ownership(1)	Percentage of Fund
ING National Trust 1 Orange Way Windsor, CT 06095-4773	100.0% Class A; Beneficial	1.5%

ING Life Insurance & Annuity Co Attn Valuation Unit TN41 One Orange Way B3N Windsor, CT 06095	94.4% Class I; Beneficial	33.5%

ING USA Annuity and Life Insurance Company 1475 Dunwoody Drive West Chester, PA 19380-1478	95.4% Class S; Beneficial	60.1%

(1)         Each of these entities is the shareholder of record and may be deemed to be the beneifical owner of the shares listed for the certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT

Relating to

ING MULTI-MANAGER LARGE CAP CORE PORTFOLIO

Formerly, ING Pioneer Fund Portfolio

a series of ING Investors Trust

7337 E. Doubletree Ranch Rd., Suite 100

Scottsdale, AZ  85258-2034

(800) 366-0066

This communication (the “Notice”) presents only an overview of a more complete Information Statement that is available to you on the Internet relating to ING Multi-Manager Large Cap Core Portfolio (the “Portfolio”), a series of ING Investors Trust (the “Trust”).  The Information Statement details a sub-adviser change relating to the Portfolio. In connection with its duties as the investment adviser for the Trust, Directed Services LLC (the “Adviser”) reviews and evaluates the Trust’s sub-advisers on an ongoing basis.

At a meeting held on March 7, 2013, the Board of Trustees of the Trust (the “Board”) approved the selection of Columbia Management Investment Advisers, LLC and The London Company of Virginia LLC (collectively, the “Sub-Advisers”) as sub-advisers to the Portfolio, in replacement of the former sub-adviser, Pioneer Investment Management, Inc., pursuant to sub-advisory agreements effective May 1, 2013 (collectively, the “Sub-Advisory Agreements”).  A prospectus supplement describing these and other changes was mailed to shareholders on or about March 20, 2013.

The appointment of the Sub-Advisers as the Portfolio’s sub-advisers under the Sub-Advisory Agreements was effected in accordance with an exemptive order (the “Order”) that the U.S Securities and Exchange Commission granted to the Trust permitting the Adviser to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers solely with Board approval, subject to certain conditions, and without obtaining shareholder approval. Consequently, the Trust is not soliciting proxies to approve this change. The Order does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of a new sub-advisory agreement.  In lieu of physical or electronic mail delivery of the Information Statement (other than on request as described below), the Portfolio will make the Information Statement available to you online.

The Information Statement will be available to review on the Internet at http://www.proxyvote.com/ing until October 7, 2013. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at the address or phone number listed above.  If you want to receive a paper or email copy of the Information Statement, you must request one no later than July 8, 2014.